                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 TELEMETRIX INC.
.................................................................................
                (Name of Registrant as Specified In Its Charter)

.................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TELEMETRIX INC.
1225 SAGE STREET
GERING, NE 69341

Dear Shareholders:

        We are pleased to enclose your Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of Telemetrix Inc.(the “Company”) to be held at 10:00 a.m. on __________, 2002, at the Gering Civic Center, Gering, NE. 69341.

        At the Annual Meeting, you will be asked to (i) elect three nominees to serve as directors of the Company (ii) ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent accountants of the Company for the current fiscal year ending December 31, 2002 and (iii) increase the number of authorized shares of common stock of the corporation from the present 25 million to 100 million and increase the number of authorized shares of preferred stock from 5 million to 25 million.

        The Board of Directors hopes that you will be able to attend the shareholders’ meeting. We look forward to meeting each of you and discussing with you the significant events that have occurred during the Company’s past year and its current prospects. If you are unable to attend in person or to be otherwise represented, we urge you to vote by signing the enclosed proxy and mailing it to us in the accompanying stamped enveloped at your earliest convenience. Please be sure to sign it exactly as the name or names appear on the proxy. We urge you to read the enclosed proxy statement, which contains information relevant to the actions to be taken at the meeting.

Sincerely yours, Michael J. Tracy President and Chief Executive Officer

_______, 2002

Enclosures

TELEMETRIX INC.

_______________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD __________, 2002
_______________________________

TO OUR SHAREHOLDERS:

        Notice is hereby given that the annual meeting of shareholders of TELEMETRIX INC. (the “Company”) will be held on _____________, 2002, at 10:00 a.m. (local time), at the Gering Civic Center, 1050 M Street, Gering, NE 69341, for the following purposes:

1.	To elect a Board of Directors consisting of three persons to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified;

2.	To consider and vote upon the ratification of the appointment by the Board of Directors of Ehrhardt Keefe Steiner & Hottman PC, accountants of the Company for the current fiscal year Ending December 31, 2002;

3.	To increase the number of authorized shares of common stock of the corporation from the present 25 million to 100 million and increase the number of authorized shares of preferred stock from 5 million to 25 million; and

4.	To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

        The Board of Directors has fixed March 31, 2002 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

__________, 2002

By Order of the Board of Directors Michael L. Glaser Secretary

TELEMETRIX INC.
1225 SAGE STREET
GERING, NE 69341

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

____________________________

INTRODUCTION

        The Board of Directors of Telemetrix Inc.(the “Company”), the executive offices of which are located at 1225 Sage Street, Gering, NE 69341, hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Shareholders to be held on _____________, 2002, at 10:00 a.m. (local time), or at any postponement or adjournment thereof (the “Annual Meeting”). The expense of soliciting your proxy will be borne by the Company. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is ________________, 2002.

        At the Annual Meeting, you will be asked to (i) elect three nominees to serve as directors of the Company (ii) ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent accountants of the Company for the current fiscal year ending December 31, 2002 and (iii) increase the number of authorized shares of common stock of the corporation from the present 25 million to 100 million and increase the number of authorized shares of preferred stock from 5 million to 25 million.

        We urge you to date, sign and return your proxy in the enclosed envelope promptly to make certain that your shares will be voted at the Annual Meeting.

DATE, TIME, AND PLACE

        The Annual Meeting will be held on __________________, 2002, at 10:00 a.m. (local time), at the Gering Civic Center, 1050 M Street, Gering, NE 69341, for the following purposes:

RECORD DATE; VOTING RIGHTS

        The Company had 18,476,186 shares of Class A Common Stock, no par value (the “Common Stock”), outstanding at the close of business on March 31, 2002, the record date (the “Record Date”). Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. The presence, in person or by proxy, of holders of a majority of all of the shares of stock entitled to vote constitutes a quorum. Each share of Common Stock outstanding is entitled to one vote on each matter that may be brought before the Annual Meeting. Votes withheld from directors nominees, abstentions, and broker non-votes will be counted in determining whether a quorum has been reached.

        Directors will be elected by a plurality of the votes cast in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all matters, other than the election of directors, the affirmative vote of the majority of the votes cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be the act of the shareholders. Under Delaware law, the act of “voting” does not include either recording the fact of abstention or failing to vote for a candidate or for approval or disapproval of a proposal, whether or not the person entitled to vote characterizes the conduct as voting. In other words, only those who indicate an affirmative or negative decision on a matter are treated as voting, so that ordinarily abstention or a mere absence or failure to vote is not equivalent to a negative decision.

        A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes, if any, will not be considered in the calculation of the majority of the votes cast and will not have an effect on the outcome of the vote on a matter.

        The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed Notice of Annual Meeting.

VOTING AND REVOCATION OF PROXIES

        A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the directions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company’s Common Stock for election of all nominees for directors and for the ratification of the selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent accountants.

        Sending in a signed proxy will not affect a shareholder’s right to attend the Annual Meeting nor will it preclude a shareholder from voting in person because the proxy is revocable at any time prior to the voting of such proxy. Any shareholder giving a proxy has the power to revoke it by giving written notice to the Secretary of the Company at any time before the proxy is exercised, including by filing a later-dated proxy with the Secretary or by appearing in person at the Annual Meeting and making a written demand to vote in person.

SOLICITATION OF PROXIES

        The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, or by directors, officers or employees of the Company without additional compensation. Upon request by record holders of the Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock.

FISCAL YEARS

        As used in this Proxy Statement, “fiscal 1999” means the Company’s fiscal year ended December 31, 1999, “fiscal 2000” means the Company’s fiscal year ending December 31, 2000 and “fiscal 2001” means the Company’s fiscal year ending December 31, 2001.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 31, 2002, by (i) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table which follows, and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated below, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

SECURITYHOLDER

Total securities as of 3/31/02

Ownership Percentage

MICHAEL J TRACY
                                                        4885504
                                                         26.4%

HARTFORD HOLDINGS LTD
                                                        3962004
                                                         21.4%

CEDE & CO
                                                        1843031
                                                         10.0%

VINTAGE INVESTMENTS LTD
                                                        1725000
                                                          9.3%

MICHAEL L GLASER
                                                         816533
                                                          4.4%

ARDARA INVESTMENTS LTD
                                                         750000
                                                          4.1%

IONIAN INVESTMENTS LTD
                                                         750000
                                                          4.1%

WYSE INVESTMENT LTD
                                                         500000
                                                          2.7%

BECKER CAPITAL MANAGEMENT LLC
                                                         484746
                                                          2.6%

WELLS FARGO BANK FBO-MICHAEL L GLASER
                                                         403521
                                                          2.2%

BCG INVESTMENTS LLC
                                                         399587
                                                          2.2%

MICHAEL L GLASER IRA ROLLOVER
                                                         200000
                                                          1.1%
(1)	The shares “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include shares owned by or for, among other things, the wife, minor children or certain other relatives of such individual, as well as other shares as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after March 31, 2002.

(2)	Does not include deferred issue of shares for Michael Tracy of 6,450,510 shares which comprise of capital infusion costs and deferred compensation as of March 31,2002.

(3)	Does not include deferred issue of shares for Michael Glaser of 2,642,236 for capital infusion costs as of March 31,2002.

(4)	Representation of shares owned do not include executive or director options referred to elsewhere in this document. Nor does it represent any warrants for shares outstanding to any current or past security holders. Outstanding warrants amount to 926,876 shares with exercise prices of $1.50 to $3 and expirations of 12/31/03 to the latter part of 2006.

PROPOSAL ONE
ELECTION OF DIRECTORS

        The Bylaws of the Company provide that the Board of Directors shall consist of not less than one nor more than nine directors and that the number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors. The Board has set the number of directors at three. At the Annual Meeting three directors, who will constitute the Company’s entire Board of Directors, are to be elected to hold office until the next annual meeting and until their respective successors have been duly elected and qualified. The Board has designated the persons listed below to be nominees for election as directors. The Company has no reason to believe that any of the nominees will be unavailable for election; however, should any nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee. The proxy agents intend (unless authority has been withheld) to vote for the election of the Company’s nominees.

        All of the nominees currently serve as directors of the Company and have consented to being named in this Proxy Statement and to serve if elected.

        The Board of Directors will consider shareholder nominations for directors submitted in accordance with the procedure set forth in the Company’s Bylaws. In general the procedure set forth in the Company’s Bylaws provides that a notice relating to the nomination must be timely given in writing to the Secretary of the Company prior to the meeting. To be timely, the notice must be delivered by ______, 2002. Such notice must be accompanied by the nominee’s written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder.

INFORMATION AS TO DIRECTORS AND NOMINEES

        The following table contains information with respect to the nominees for Directors.

 NAME                        AGE          POSITION              DIRECTOR SINCE

William W. Becker               72          Director                  1999
                                            Chairman of the Board
Michael J. Tracy                56          Director                  1999
                                            President, Chief
                                            Executive Officer
Michael L. Glaser               62          Director                  1999
                                            Secretary

William W. Becker, Chairman of the Board. Mr. Becker is a principal of Hartford Holdings Ltd. (“HHL”), our largest shareholder. He also served as Chairman of Transdigital Communications Corporation and Chairman of TeleHub Communications Corporation (“TeleHub”) from March 1996 through June 1999; and then from September 1999 to the present. Additionally, he also serves on the Board of Directors for nCUBE Corporation, Transdigital Communications Corporation, Earth Satellite Telecommunications Advanced Research, Inc. (“e*star”) and TeleHub Communications Corporation (“TeleHub”). Prior to joining us, Mr. Becker founded a number of companies in telecommunications, cable TV, oil and gas, real estate development, and other industries. From 1993 to 1995, Mr. Becker was a principal of WWB Oil & Gas Ltd. (now Cigar Oil & Gas Ltd.). Mr. Becker was a significant investor of IntelCom Group, Inc. (now, ICG Communications, Inc.), a CLEC, for which he served as chairman and CEO from 1987 to June 1995. Mr. Becker devotes time to Telemetrix on a part time and as needed basis.

Michael J. Tracy serves as Director, Chief Executive Officer and President - Telemetrix Inc. Technologies since April 1999, Telemetrix Inc. since January 2000. For the 4 years prior to serving as CEO and President of Telemetrix Inc. Tracy was President of Telemetrix Technologies. He participated in the development of the technology and patenting of the T3000 e-Telemetry Data System. In 1982, Mr. Tracy formed WTC (now called Telemetrix Technologies), which provides paging, PCS and mobile telephone services. He has over 20 years of broadcasting and communications experience and is President of Tracy Broadcasting Corporation, which he founded in 1976. Mr. Tracy has a Bachelor of Arts degree from The Hiram Scott College, has held various elected civic and local positions including city council and president of the chamber of commerce. He is a member of several professional, industry and representative boards. Mr. Tracy devotes full time to his duties in management with Telemetrix Inc.

Michael L. Glaser has been Secretary and Director of Telemetrix Inc. since April 1999 and has 36 years legal and regulatory experience in the telecommunications industry. Currently he is a shareholder of Lottner Rubin Fishman Brown & Saul, P.C., Company’s legal counsel, which he joined in January 1996. Mr. Glaser was a director and shareholder of the law firm Hopper and Kanouff, P.C. from July 1992 to January 1996, and a partner at the law firm Holme Roberts & Owen, Denver, Colorado from July 1990 through June 1992. From 1966 to 1983, Mr. Glaser practiced law emphasizing Telecommunications in Washington D.C. Mr. Glaser is co-Chairman of the Telecommunications Law Forum of the Colorado Bar Association, and is licensed to practice in Colorado, Maryland and the District of Columbia. He received both his undergraduate degree and law degree (with honors) from the George Washington University, Washington, D.C. Mr. Glaser devotes time to Telemetrix on a part time and as needed basis.

BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETINGS

        During fiscal 2001, the Board of Directors of the Company held 5 meetings. Each director attended 100% of the meetings.

        The Board of Directors has acted upon all important issues in the past but will consider creation of committees in 2002 that will include an Audit and Compensation Committees.

DIRECTOR COMPENSATION

        We currently do not provide cash compensation to Directors who are not also employees for attendance at Board or committee meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE
NOMINEES NAMED HEREIN.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected the firm of Ehrhardt Keefe Steiner & Hottman PC as independent accountants of the company for the fiscal year ending December 31, 2002. This regionally known firm has no direct or indirect financial interest in the Company.

        Although not legally required to do so, the Board is submitting the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent accountants for fiscal 2002 for ratification by the shareholders at the Annual Meeting. If a majority of the votes cast in person or by proxy at the Annual Meeting is not voted for ratification, the Board will reconsider its appointment of Ehrhardt Keefe Steiner & Hottman PC as independent accountants for the current fiscal year.

        A representative of Ehrhardt Keefe Steiner & Hottman PC will be invited to the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from shareholders.

         Audit and Other Fees:

Audit and review Fees:                              $ 25,000
Financial Information Systems Design and
Implementation Fees:                                $      0
All Other Fees:                                     $ 35,000- for tax services

        The Board of Directors has considered the compatibility of nonaudit services with the auditor's independence.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS INDEPENDENT ACCOUNTANTS FOR FISCAL 2002.

PROPOSAL THREE
RECAPITALIZATION OF COMPANY

The Company needs to increase its authorized share capital to allow the Company to raise additional capital to effectuate our business objectives. At present we are authorized to issue 25 million shares of common stock of which 18,476,186 are issued and outstanding. We believe it is necessary to increase the Company’s authorized share capital to 100 million common shares and 25 million preferred shares. Telemetrix Inc., to date, has not chosen to increase the capitalization benchmark of the company because of the costly franchise tax ramifications for the State of Delaware. Because of the current prospects of growth potential, we now see the need incur the expense. We have no intent to immediately issue 100 million shares, but based upon our best estimations we see the need in the future to have an avenue of funding that may include common or preferred stock as equity financing. It is estimated that prospective equity funding may bring the current TOTAL issued shares of common stock to 47 million. Should we choose that option of financing, we need the latitude to consummate the transaction.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY COMMON STOCK TO 100 MILLION SHARES AND PREFERRED STOCK TO 25 MILLION SHARES.

INFORMATIONAL

EXECUTIVE COMPENSATION

        Under rules established by the SEC, the Company is required to provide certain data and information with respect to the compensation and benefits provided to the Company’s Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Michael Tracy is contracted for employment as Chief Executive Officer. The duration of the contract is four years with 2001, marking the completion of the 2nd year of the contract. Contracted compensation is $300,000 per year plus benefits. A bonus provision also allows the Board of Directors to award up to 50% of the base salary based upon Executive accomplishment of Company objectives. If employment is terminated without cause, the Company shall pay the Executive a termination fee equal to the current year salary plus benefits and the bonus as specified above upon a prorated basis of the previous year bonus. Mr. Tracy has covenanted not to compete and is subject to non-disclosure and confidentiality covenants. The Compensation Committee based Mr. Tracy’s base salary on its subjective assessment of his performance and leadership, and focus on the Company’s business strategy.

        The above compensation was based upon the Company’s belief that the background and skills brought to the Company by the Chief Executive Officer, as well as such person’s contribution since commencing employment, were important to the Company’s achievement of its long range strategic goals.

Summary Compensation Table

                                 Fiscal            Annual Compensation
                                        ----------------------------------------      Long-Term         All Other
Name & Principal Position         Year      Salary         Bonus         Other       Compensation      Compensation
-------------------------         ----      ------         -----         -----       ------------      ------------
Michael J. Tracy                 2001       $131,692         None      $593,000            None             None
   Chief Executive Officer       2000        $12,000         None         -0-              None             None
                                 1999         $9,700         None        None              None             None

James Doyle                      2001        $90,000         None           None           None             None
   Chief Financial Officer       2000(3)     $75,000         ----           ----            ----              ----
                                 1999         ----           ----           ----            ----              ----

Joe Schon                        2001        $72,000         None           None           None             None
   Chief Operating Officer       2000(4)     $40,000         ----           ----            ----              ----
                                 1999          ----          ----           ----            ----              ----

__________
1 Mr. Doyle’s salary reflects a partial year of employment at an annual salary of $90,000 [2] Mr. Schon’s salary reflects a partial year of employment at an annual salary of $72,000.
[3] During 2001, the Board approved the grant of $665,000 as compensation in restricted stock for past services of which $593,000 was issued in restricted shares in 2001.
[4] Includes $71,692 payable in stock.

        The following table sets forth certain information concerning stock options granted during the fiscal year ended December 31, 2001 to the executive officers of the Company named in the Summary Compensation Table.

Summary of Executive Options Table

                               Number of Shares      % of Total Options         Exercise
                               Underlying Options        Vested  During          Price         Expiration
Name                                Granted                2000                 ($/Share)      Date
---------                           -------                ----                 ---------      ----

James Doyle (1)                   50,000                     0                  10.00         6/08/2003

Joe Schon (2)                    100,000                     0                   4.69         9/12/2003
(1)	Mr. Doyle’s options are vested in equal annual amounts over five years starting on March 8, 2001. The fourth and fifth incremental vesting is contingent upon the Company’s renewal of his employment contract.

        (2) Mr. Schon's options are vested over a five year period on June 12 of that year, based on the following schedule:
2001 15,000 shares
2002 15,000 shares
2003 20,000 shares
2004 25,000 shares
2005 25,000 shares

        The fourth and fifth incremental vesting is contingent upon the Company’s renewal of his employment contract.

Summary of Director Options Table

                            Number of Shares      % of Total Options      Exercise
                            Underlying Options        Vested During         Price          Expiration
Name                              Granted                   2001          ($/Share)           Date
---------                         -------                   ----          ---------           ----
William Becker                     50,000                   100%           $4.75            4/30/2010
                                  100,000                   100%           $0.68            4/30/2011
Michael J. Tracy                   50,000                   100%           $4.75            4/30/2010
                                  100,000                   100%           $0.68            4/30/2011
Michael Glaser                     50,000                   100%           $4.75            4/30/2010
                                  100,000                   100%           $0.68            4/30/2011

        (1) On December 31, 2001 the fair market value of a share was $0.24.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Tracy (President, Treasurer and Director) owns the building in Gering, Nebraska, where Telemetrix Technologies conducts its operations. Telemetrix Technologies pays rent of $2,500 per month, which is the current market rate.

        Mr. Michael Glaser (Secretary and Director) and his law firm, Lottner Rubin Fishman Brown & Saul, P.C., received 90,000 and 60,000 Shares, respectively, for legal services relating to the Combination. Michael L. Glaser provides legal services to the Company at on an as needed basis, without charge.

We believe that each of these transactions were on terms no less favorable than we could have obtained in transactions with unrelated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and officers and persons who are the beneficial owners of more than 10% of the Common Stock are required to report their beneficial ownership of Common Stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to report any failure to file by these dates during 2001. The Company believes that all of these filing requirements were satisfied by its directors and officers and by the beneficial owners of more than 10% of the common stock. In making the foregoing statements, the Company has relied on copies of the reporting forms received by it or the written representations from certain reporting persons that no Forms 5 (Annual Statements of Changes in Beneficial Ownership) was required to be filed under the applicable rules of the SEC.

OTHER BUSINESS

        The Company does not presently know of any matters that will be presented for action at the meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed proxy with respect to such other matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

        It is presently contemplated that the annual meeting of shareholders following fiscal 2002 will be held on or about ________, 2003. Under the current rules of the SEC and the Company’s bylaws, in order for any appropriate shareholder proposal to be considered for inclusion in the proxy materials of the Company for the fiscal 2003 annual meeting of shareholders, it must be received by the Secretary of the Company no later than December 4, 2002. However, if the date of the fiscal 2003 annual meeting is changed by more than 30 days from the date of the fiscal 2002 annual meeting (__________), then the deadline for submission of shareholder proposals is a reasonable time before the Company begins to print and mail its proxy materials.

        In addition, pursuant to the Company’s Bylaws, notice of a shareholder proposal or of a nomination by shareholders of individuals for election to the Company’s Board of Directors must be accompanied by the nominee’s written consent, contain information relating to the business experience and the background of the nominee and contain certain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder. Shareholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to shareholder proposals and director nominations. If a shareholder proposal is received after the notice date, but the presiding officer of the meeting permits the proposal to be made, the proxies appointed by the Company may exercise discretionary authority when voting on such proposals.

ANNUAL REPORT

The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2001, which filing is required by the Securities and Exchange Commission, is provided herewith.

        OUR SEC FILINGS ARE ALSO AVAILABLE AT THE SEC’S WEBSITE AT http://www.sec.gov.

__________, 2002

By Order of the Board of Directors Michael L. Glaser Secretary

TELEMETRIX INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
______________, 2002
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Michael J. Tracy with full power to act alone, as attorney-in-fact and proxy of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Shareholders of Telemetrix Inc. (the “Company”), to be held on the ______ day of _____, 2002, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs that this proxy be voted as indicated on the reverse side of this proxy. The proxy agents present and acting in person or by their substitute (or, if only one is present and acting, then that one) may exercise all powers conferred by this proxy.

PLEASE DATE, SIGN AND MAIL YOUR
PROXY LETTER BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF SHAREHOLDERS
TELEMETRIX INC.

______________, 2002

    PLEASE MARK YOUR
[X] VOTES AS IN THIS
    EXAMPLE

                         FOR all
                        nominees
                     listed (except     WITHHOLD AUTHORITY
                      as marked to       to vote for all
                     the (contrary       directors check
                        below).             this box
FOR AGAINST ABSTAIN
1. The election of        [ ]                 [ ] NOMINEES: William W. Becker
the nominees listed                                         Michael J. Tracy
on the right as the                                         Michael L. Glaser
Company's Directors
As more fully described
1n the accompanying
Proxy Statement

To withhold authority to vote for any individual

nominee to nominees, write the name of the nominee
on the space provided below.

--------------------------------------------------
                          FOR              AGAINST
2. Proposal to Ratify     [ ]                [ ]
the appointment
of Ehrhardt Keefe
Steiner & Hottman PC
as the Company’s
independent accountants
for the fiscal
year ending December
31, 2002.

                           FOR              AGAINST
3. Proposal to increase    [ ]                [ ]
the number of authorized
shares of the corporation to
100 million common shares and
25 million preferred shares.

This Proxy, when properly executed, will be voted as directed. The Board of Directors recommends a vote for all nominees listed in the item 1, for the proposals listed in items 2, and 3. If no directions to the contrary are indicated, the persons named therein intend to vote for the election of the named nominees for director and for the ratification of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent accountants for the current fiscal year.

The undersigned hereby acknowledges receipt of the Company’s 2001 Annual Report to Shareholders, Notice to the Company’s 2002 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

NAME                                                                                                   DATE

NAME                                                                                                   DATE

        NOTE: Please sign here personally. Signature of the shareholder(s) should correspond exactly with the name(s) in which the shares are registered. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized officers should sign for corporation.

PROXY DELIVERY TO TELEMETRIX INC.

You may choose to any of the following options for returning your proxy to Telemetrix Inc.:

Electronically:

By e-mail:
Include your name address and how you vote on items 1, 2, 3 and 4. E-mail to:
             paul.zolman@tlxt.net

Internet:
Fill out the form on our web site www.tlxt.net

Telephone:
Call our toll free number 800-294-3185 and state your name, address and how you vote on each item.

Mail:
Mail the form to Telemetrix Inc. in the envelope provided.